NuGold Resources, Inc.

SUBSCRIPTION AGREEMENT

1. INVESTMENT:

(a)	The undersigned subscribes for ____________ shares of Common Stock of NuGold Resources, Inc., at $0.15 per share.

(b) Total subscription price ($0.15 times number of shares): = $___________________.

2. INVESTOR INFORMATION:

______________________________                                                                           _____________________
Name (type or print)                                                                                     Social Sec. No.

______________________________                                                                           _____________________
Name (type or print)                                                                                     Social Sec. No.

Mailing Address:

Street

City                                           State                                                      Zip

3. TYPE OF OWNERSHIP: (You must check one box)

1.	[ ] Individual 6. [ ] Joint Tenants with rights of Survivorship

2.	[ ] Tenants in Common 7. [ ] Custodian for_____________________________________

3.	[ ] Community Property 8. [ ] Uniform Gifts to Minors Act of the State ______________

4.	[ ] Partnership 9. [ ] Corporation _____________________________________

5.	[ ] Trust 10. [ ] Other (explain) ___________________________________

4. RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement the undersigned acknowledges receipt of a current Prospectus, as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of Common Stock and the risks associated therewith are described.

5. TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason. If the offering is so terminated, and the Company is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the unaccepted subscription agreements, then in that event the subscriptions so held shall be returned without any interest earned thereon.

6. REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a)
Subscriber is buying the Common Stock for Subscriber's own account or is buying for the account or benefit of a member or members of Subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another. Furthermore, if Subscriber is purchasing for the account of another person or entity, Subscriber has full authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

(b)           Subscriber is 18 years of age or over (You must check box) [   ] Yes                                                                                                                     [   ] No

7. ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription by December 31, 2012. In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.

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Please make a copy of your completed Subscription Agreement

Signatures:

Executed this _________ day of________________________________________, 20___ at,

________________________________________________________________
Address

________________________________________________________________
City                                                      State                                Zip

X_________________________________________                                                               X_______________________________________________
Signature (investor or authorized signature)                                                                                 Signature (investor or authorized signature)

MAKE CHECK PAYABLE TO:  NUGOLD RESOURCES, INC.

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:                                                        NuGold Resources, Inc.
c/o Stoecklein Law Group
401 West A Street
Suite 1150
San Diego, California 92101

Accepted for the Company this _________day of _____________________________, 20___.

By:  ________________________________
           Brenton J. Country

____________________________________
Title